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                                                                    EXHIBIT 23.2

                  CONSENT OF H. J. GRUY AND ASSOCIATES, INC.



     We hereby consent to the use of our report dated February 11, 1997 regarding Torch Energy Royalty Trust and to reference to our Firm included in this Form 10-K.


                         H. J. GRUY AND ASSOCIATES, INC.


                         By:/s/ H.J. Gruy and Associates, Inc.
                            -------------------------------------

Houston, Texas
March 20, 1997